                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): DECEMBER 12, 1995
                                                        -----------------


                                   IGI, INC.
                                   ---------
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
                                   --------
                (State or other jurisdiction of incorporation)


     1-8568                                      01-0355758
     ------                                      ----------
(Commission File Number)                 (I.R.S. Employer Identification Number)


WHEAT ROAD AND LINCOLN AVENUE, BUENA, NEW JERSEY        08310
------------------------------------------------        -----
(Address of principal executive offices)                Zip Code


      Registrant's telephone number, including area code: (609) 697-1441
                                                          --------------

                                NOT APPLICABLE
                                --------------
         (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets
-------   ------------------------------------

     The Board of Directors of IGI, Inc. (the "Company" or "IGI") declared a dividend (the "Distribution") of one share of Common Stock of Novavax, Inc. ("Novavax") for each share of Common Stock of the Company held on November 28, 1995 (the "Record Date"), payable on December 12, 1995 (the "Distribution Date"). In connection with the Distribution, the Company has paid Novavax $5,000,000 in return for a fully-paid-up, exclusive ten-year license entitling it to use Novavax's technologies in the fields of (i) animal pharmaceuticals, biologicals, and other animal health products; (ii) foods, food applications, nutrients and flavorings; (iii) cosmetics, consumer products and dermatological over-the-counter and prescription products (excluding certain topically delivered hormones); (iv) fragrances; and (v) chemicals, including herbicides, insecticides, pesticides, paints and coatings, photographic chemicals and other specialty chemicals; and the processes for making the same. Novavax and IGI have presented the payment under the License Agreement as a capital contribution in their pro forma financial statements to reflect the substance of the transaction and its intercompany nature as opposed to its form as a license agreement. The form was structured as a prepaid license agreement to address tax and financing considerations of the Distribution. Novavax has recorded the license at its carryover basis because the transaction is a transfer made among entities under common control. As all costs of development for this technology have been expensed with the exception of the patents which are retained by Novavax, the historical basis is zero. Accordingly, payments to Novavax under the License Agreement have been reflected as a capital contribution. See Note (b) of Notes to IGI Pro Forma Financial Statements. IGI has no further obligations to fund Novavax.

     IGI funded the $5,000,000 payment to Novavax from borrowings under its bank loan agreement which has been amended to reflect the Distribution. The Amended Loan Agreement with Fleet Bank - New Hampshire and Mellon Bank provides for:

 .         $12,000,000 revolving credit facility with interest contingent upon certain financial ratios at the end of each quarter. The interest rate shall not exceed prime plus 1 1/2. The amount available under the revolving credit facility decreases by $800,000 on the last day of each quarter from June 30, 1996 through December 31, 1999. At December 22, 1995 the Company had outstanding borrowings of $12,000,000 under this facility and the interest rate was 10%.

 .         $10,000,000 working capital line of credit renewable annually, with interest on the outstanding borrowings contingent upon certain financial ratios at the end of each quarter. The interest rate shall not exceed prime plus 1%. At December 22, 1995, the Company had $1,256,000 available under this facility and the interest rate was 9.5%.

     Novavax has developed proprietary organized lipid structures, lipid vesicle ("Novasome") encapsulation technologies, cellulose structures and micellar nanoparticles (collectively, the "Novavax Technologies") that it believes have a wide variety of applications in human vaccines and pharmaceuticals. Novavax's business plan is to apply its Novavax Technologies principally to the marketing and licensing of therapeutic products for human infectious diseases, including new vaccines, new adjuvants for vaccines, anti-bacterial and anti-viral products and formulations for topical drug delivery.

     Novavax's headquarters and research and development facilities are located in Rockville, Maryland.

Item 7.   Financial Statements and Exhibits
-------   ---------------------------------

          (a)  Financial Statements.
               --------------------

               Not applicable.

          (b)  Pro Forma Financial Statements.
               ------------------------------

               The following unaudited pro forma financial statements of IGI, Inc. pursuant to Item 7 (b) of Form 8-K are included herein on pages 5 to 10 and are incorporated herein by reference:

               (1) IGI Unaudited Pro Forma Statements of Operations for the year ended December 31, 1994 and the nine months ended September 30, 1995.

               (2)  IGI Unaudited Pro Forma Balance Sheet as of September 30,
                    1995.

          (c)  Exhibits.
               --------

               See Exhibit Index attached hereto.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                IGI, Inc.
                                                (Registrant)



Date:  December 27, 1995                        By:  /s/ Edward B. Hager, M.D.
                                                     -------------------------
                                                         Edward B. Hager, M.D.
                                                         Chairman and
                                                         Chief Executive Officer

                                   IGI, INC.
                        PRO FORMA FINANCIAL INFORMATION


     The pro forma financial information gives pro forma effect to (i) the Distribution, (ii) the consolidation of IGI's animal health and cosmetics and consumer products businesses within itself and its subsidiaries and the consolidation of the biotechnology business within Novavax and its subsidiaries,
(iii) the recapitalization of Novavax, (iv) the issuance of additional shares of Novavax Common Stock to IGI in exchange for the transfer by IGI to Novavax of all of IGI's rights to payments of indebtedness owed to an IGI subsidiary by Novavax and (v) the payment by IGI to Novavax of $5,000,000 in return for a fully paid-up exclusive license to use the Novavax Technologies in the IGI Field (collectively, the "Pro Forma Events") as if the Pro Forma Events had occurred on January 1, 1994.

               PRO FORMA CONSOLIDATED BALANCE SHEET OF IGI, INC.
                                  (UNAUDITED)


                                                                   September 30, 1995
                                                          ---------------------------------
                                                                       Pro Forma          Pro
       ASSETS                                         Historical      Adjustments        Forma
                                                    ------------     ------------     ------------
Current assets:
  Cash and equivalents(b)                            $   891,885     $ 5,000,000
                                                                      (5,000,000)      $   891,885
  Accounts receivable, less allowance
    for doubtful accounts of $206,000                  7,500,273           -             7,500,273
  Inventories                                          9,046,190           -             9,046,190
  Income taxes refundable                                   -              -                  -
  Current deferred taxes                                  36,641           -                36,641
  Prepaid expenses and other current assets              960,448           -               960,448
                                                     -----------     -----------       -----------
       Total current assets                           18,435,437           -            18,435,437
                                                     -----------     -----------       -----------
Notes receivable, less current maturities                423,352           -               423,352
                                                     -----------     -----------       -----------
Property, plant and equipment - at cost:
    Land                                                 488,703           -               488,703
    Buildings                                          6,440,041           -             6,440,041
    Machinery and equipment                            8,505,604           -             8,505,604
    Construction in progress                           2,464,033           -             2,464,033
                                                     -----------     -----------       -----------
                                                      17,898,381           -            17,898,381
  Less accumulated depreciation                       (8,060,622)          -            (8,060,622)
                                                     -----------     -----------       -----------
                                                       9,837,759           -             9,837,759
                                                     -----------     -----------       -----------
Deferred income taxes                                  1,370,005                         1,370,005
Net assets of biotechnology business segment(c)        1,775,779      (1,775,779)             -
Other assets(c)                                          961,656        (252,570)          709,086
                                                     -----------     -----------       -----------
                                                     $32,803,988      (2,028,349)      $30,775,639
                                                     ===========     ===========       ===========

           See accompanying notes to pro forma financial statements.

               PRO FORMA CONSOLIDATED BALANCE SHEET OF IGI, INC.
                                  (UNAUDITED)

                                                      September 30, 1995
                                                  ------------------------------
                                                              Pro Forma        Pro
LIABILITIES AND STOCKHOLDERS' EQUITY            Historical   Adjustments       Forma
                                               ------------  ------------  -------------
  Current liabilities:
    Note payable to bank (b)                   $ 4,850,000   $ 5,000,000    $ 9,850,000
    Current maturities of long-term debt         2,215,460        -           2,215,460
    Accounts payable                             1,868,603        -           1,868,603
    Accrued payroll                                188,447        -             188,447
    Other accrued expenses                         520,291        -             520,291
    Income taxes payable                            12,824        -              12,824
    Deferred income taxes                            9,390        -               9,390
                                               -----------   -----------    -----------
      Total current liabilities                  9,665,015     5,000,000     14,665,015
                                               -----------   -----------    -----------
  Deferred income taxes                            105,075        -             105,075
                                               -----------   -----------    -----------
  Long-term debt, less current maturities        7,827,851        -           7,827,851
                                               -----------   -----------    -----------
  Commitments and contingencies

  Stockholders' equity:
   Common stock, $.01 par value, 30,000,000
      shares authorized; 9,380,184                  93,802        -              93,802

   Additional paid-in capital (a,b,c)           23,895,905    (7,028,349)    16,867,556
   Deficit                                      (5,996,204)       -          (5,996,204)
                                               -----------   -----------    -----------
                                                17,993,503    (7,028,349)    10,965,154

   Less treasury stock; 179,789                 (2,624,098)       -          (2,624,098)
   Stockholders' notes receivable                 (163,358)       -            (163,358)
                                               -----------   -----------    -----------
      Total stockholders' equity                15,206,047    (7,028,349)     8,177,698
                                               -----------   -----------    -----------
                                               $32,803,988   $(2,028,349)   $30,775,639
                                               ===========   ===========    ===========

           See accompanying notes to pro forma financial statements.

                PRO FORMA STATEMENTS OF OPERATIONS OF IGI, INC.
                                  (UNAUDITED)

                                                     Year Ended December 31, 1994
                                                  -----------------------------------
                                                              Pro Forma          Pro
                                                Historical   Adjustments        Forma
                                               ------------  ------------   -----------

Net sales                                      $28,947,911   $    -         $28,947,911
Cost of sales                                   13,935,242        -          13,935,242
                                               -----------   -----------    -----------
Gross profit                                    15,012,669        -          15,012,669

Selling, general and
   administrative expenses                      10,674,611                   10,674,611
Research and development expenses, net             829,983        -             829,983
                                               -----------   -----------    -----------
Operating profit                                 3,508,075        -           3,508,075

Interest expense (d)                            (1,035,691)     (400,000)    (1,435,691)
Interest income                                     66,561        -              66,561
Other income(expense), net                          10,206        -              10,206
                                               -----------   -----------    -----------
Income from continuing operations
   before provision for income taxes             2,549,151      (400,000)     2,149,151

Provision for income taxes (e)                     580,000      (135,000)       445,000
                                               -----------   -----------    -----------
Net income (loss)                              $ 1,969,151   $  (265,000)   $ 1,704,151
                                               ===========   ===========    ===========
Net income (loss) per common and common
   equivalent share:                           $       .22   $      (.03)   $       .19
                                               ===========   ===========    ===========
Average number of common and common
 equivalent shares                               9,155,231     9,155,231      9,155,231
                                               ===========   ===========    ===========

           See accompanying notes to pro forma financial statements.

                PRO FORMA STATEMENTS OF OPERATIONS OF IGI, INC.
                                  (UNAUDITED)


                                                Nine Months Ended September 30, 1995
                                                --------------------------------------
                                                              Pro Forma          Pro
                                             Historical      Adjustments        Forma
                                            ------------     -----------     -----------
Net sales                                   $22,939,950      $    -          $22,939,950
Cost of sales                                11,189,381           -           11,189,381
                                            -----------      -----------     -----------
Gross profit                                 11,750,569           -           11,750,569

Selling, general and
   administrative expenses                    8,506,334           -            8,506,334
Research and development expenses             1,010,614           -            1,010,614
Research revenues                              (730,750)          -             (730,750)
                                            -----------      -----------     -----------
Operating profit                              2,964,371           -            2,964,371

Interest expense (d)                           (890,930)        (337,500)     (1,228,430)
Interest income                                 137,416           -              137,416
Other income(expense), net                         -              -                 -
                                            -----------      -----------     -----------
Income from continuing operations
   before provision for income taxes          2,210,857         (337,500)      1,873,357
Provision for income taxes (e)                  669,000         (115,000)        554,000
                                            -----------      -----------     -----------
Net income(loss)                            $ 1,541,857      $  (222,500)    $ 1,319,357
                                            ===========      ===========     ===========

Net income (loss) per common and common
   equivalent share:                        $       .16      $      (.02)    $       .14
                                            ===========      ===========     ===========
Average number of common and common
   equivalent shares                          9,798,510        9,798,510       9,798,510
                                            ===========      ===========     ===========

           See accompanying notes to pro forma financial statements.

                  NOTES TO IGI PRO FORMA FINANCIAL STATEMENTS


(a) Prior to the Distribution Date, IGI received 5,253,494 shares of Novavax Common Stock after the Restructuring and Recapitalization as payment for intercompany notes receivables that were used to fund Novavax's operations.

(b) Prior to the Distribution Date, IGI borrowed $5,000,000 under its existing bank loan agreement to fund a payment to Novavax for a license for applications of Novavax Technologies. Novavax has presented the payment under the License Agreement as a capital contribution in its pro forma financial statements to reflect the substance of the transaction and its intercompany nature as opposed to its form as a license agreement. The form was structured as a prepaid license agreement to address tax and financing considerations of the Distribution. Novavax has recorded the license at its carryover basis because the transaction is a transfer made among entities under common control. As all costs of development for this technology have been expensed with the exception of the patents which are retained by Novavax, the historical basis is zero. Accordingly, payments to Novavax under the License Agreement have been reflected as a capital contribution.

(c) In connection with the Distribution, each stockholder of IGI Common Stock as of the close of business on the Record Date received one share of Novavax Common Stock for each share of IGI Common Stock held.

(d) Represents the net interest expense that IGI would have incurred on the $5,000,000 borrowing for the capital contribution, if the capital contribution had occurred on January 1, 1994.

(e) Represents the tax benefit computed at the statutory rate that would have been realized in connection with the additional interest expense.

                                 EXHIBIT INDEX
                                 -------------


                                                                        Page No.
                                                                        --------

 2 Plan and Agreement of Distribution dated as of December 12, 1995 between IGI, Inc. and
       Novavax, Inc.


20     Information Statement dated December 1, 1995.


99     Press Release dated December 4, 1995.